Exhibit 10.1

FIFTH AMENDMENT

THIS FIFTH AMENDMENT, dated as of April 17, 2018 (this “Amendment”), is among DIEBOLD NIXDORF, INCORPORATED (f/k/a Diebold, Incorporated), an Ohio corporation (the “Company”), and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent, and amends that certain Credit Agreement, dated as of November 23, 2015, as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, that Second Amendment, dated as of May 6, 2016, that Third Amendment, dated as of August 16, 2016, that Fourth Amendment, dated as of February 14, 2017 and that Incremental Amendment, dated as of May 9, 2017 (the “Existing Credit Agreement”, as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

ARTICLE I. AMENDMENTS.

1.1    Pursuant to Section 8.2.4(c) of the Existing Credit Agreement, the definition of “Total Net Debt” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read in full as follows:

“Total Net Debt” means, at any time, Total Debt minus (a) other than for the purpose of determining compliance with Section 6.22, 75%, and (b) solely for the purpose of determining compliance with Section 6.22, 100%, of all Unencumbered Cash with maturities of less than one year of the Company and its Restricted Subsidiaries calculated on a consolidated basis in accordance with GAAP.
1.2    Pursuant to Section 8.2.4(c) of the Existing Credit Agreement, Section 6.22 of the Existing Credit Agreement is hereby amended and restated to read in full as follows:

6.22    Total Net Leverage Ratio. Commencing on the last day of the first full fiscal quarter of the Company ending after the Execution Date, the Company shall not permit the Total Net Leverage Ratio to exceed (a) 4.50 to 1.00 as of the last day of any fiscal quarter of the Company ending prior to December 31, 2017, (b) 4.25 to 1.00 as of the last day of the fiscal quarters of the Company ending December 31, 2017 and March 31, 2018, (c) 4.75 to 1.00 as of the last day of the fiscal quarters of the Company ending June 30, 2018 and September 30, 2018, (d) 4.50 to 1.00 as of the last day of any fiscal quarter of the Company ending on or after December 31, 2018 but prior to December 31, 2019 or (e) 4.25 to 1.00 as of the last day of any fiscal quarter of the Company ending on or after December 31, 2019.
1.3    Furthermore, it is agreed that:
(i) from and after the Fifth Amendment Date, the form of Compliance Certificate is hereby deemed modified so that item 4 thereof shall require the following (with the Borrowers and the Administrative Agent permitted to make such changes to the form of Schedule I thereto to account for such updated requirements and the other terms of this Amendment): “Schedule I attached hereto sets forth financial data and computations evidencing the Company's compliance with Sections 6.22 and 6.23 of the Agreement, the calculation of the Total Net Leverage Ratio (other than for purposes of determining compliance with Section 6.22 of the Agreement) and calculations of the Applicable Margin, in each case as of the end of the Covered Period, all of which data and computations are true, complete and correct.”; and
(ii) with respect to Sections 6.15(x) and 6.18(xvii) of the Credit Agreement, references therein to Section 6.22 (and the Total Net Leverage Ratio as used therein) shall be deemed to reference such terms as they existed under the Existing Credit Agreement, unmodified by this Amendment.

ARTICLE II. REPRESENTATIONS. Each of the Company and the Subsidiary Borrowers (insofar as such representations and warranties relate to such Subsidiary Borrower) makes the representations and warranties in Article V of the Credit Agreement and confirms that such representations and warranties are true and correct as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Company represents and warrants that immediately before and after giving effect to this Amendment on the date hereof, no Default or Unmatured Default has occurred and is continuing.
ARTICLE III. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the first date (the “Fifth Amendment Date”) on which each of the following conditions have been satisfied:
3.1this Amendment is duly executed and delivered by the Borrowers, the Administrative Agent and the Required TLA/RC Lenders;

3.2(a) no Default or Unmatured Default shall have occurred and be continuing immediately before and after giving effect to this Amendment on the Fifth Amendment Date and (b) the representations and warranties in Article V of the Credit Agreement are true and correct as of the Fifth Amendment Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date;

3.3the Administrative Agent shall have received a certificate, dated the Fifth Amendment Date and signed by a responsible officer of the Company, confirming the matters specified in Section 3.2;

3.4the Administrative Agent shall have received, for the benefit of each Term A Lender and Revolving Credit Lender that has provided its signature hereto to the Administrative Agent no later than 5:00 p.m., New York City time, on April 13, 2018, an amendment fee in an amount equal to 0.075% of the aggregate principal amount of, without duplication, such Term A Lender’s and such Revolving Credit Lender’s respective outstanding Term A Loans and Revolving Credit Commitments on the Fifth Amendment Date; and

3.5the Administrative Agent shall have received, for the account of the applicable Person, (a) any fees owing from the Company in respect of this Amendment as separately agreed in writing by the Company, and (b) reimbursement or payment of all the Administrative Agent’s reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) incurred in connection with this Amendment, required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document, and invoiced to the Company at least two Business Days prior to the date hereof.

ARTICLE IV. MISCELLANEOUS.
4.1    On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time. This Amendment shall constitute a Loan Document.

4.2    Except as expressly amended hereby, each of the Borrowers agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

4.3    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Amendment.

4.4    This Amendment shall be construed in accordance with and governed by the law of the State of New York.

4.5    Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DIEBOLD NIXDORF, INCORPORATED

By: /s/ Steve D. Wolgamott
Name:     Steve D. Wolgamott
Title:     Vice President & Assistant Treasurer

DIEBOLD SELF-SERVICE SOLUTIONS S.ar.l

By: /s/ Mary M. Swann
Name:     Mary M. Swann
Title:     Authorized Signatory

JPMORGAN CHASE BANK. N.A., as Administrative Agent and as a Revolving Credit Lender and/or a Term A Lender

By: /s/ Tracy Martinov_________________________
Name:     Tracy Martinov
Title:     Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Term A Lender and Revolving Credit Lender

By: /s/ Scott A. Nolan______________________
Name: Scott A. Nolan
Title: Vice President

U.S. Bank National Association, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Rodney J. Winters______________________
Name: Rodney J. Winters
Title: Vice President

MUFG BANK, LTD. (f/k/a THE BANK OF TOKYO-MITSUBISHI, LTD.), as a Term A Lender and/or Revolving Credit Lender

By: /s/ Ellen Ruschhaupt______________________
Name: Ellen Ruschhaupt
Title: Vice President

Bank of America, N.A., as a Term A Lender and/or Revolving Credit Lender

By: /s/ David Komrska______________________
Name: David Komrska
Title: Senior Vice President

HSBC Bank USA, NA, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Christopher S. Helmeci______________________
Name: Christopher S. Helmeci
Title: SVP

The Bank of Novia Scotia, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Sangeeta Shah______________________
Name: Sangeeta Shah
Title: Director

FIFTH THIRD BANK, as a Term A Lender and Revolving Credit Lender

By: /s/ Michael S. Barnett______________________
Name: Michael S. Barnett
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Credit Lender

By: /s/ William O’Daly____________________
Name: William O’Daly
Title: Authorized Signatory

By: /s/ Joan Park_________________________
Name: Joan Park
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as Revolving Credit Lender

By: /s/ Alicia Schug______________________
Name: Alicia Schug
Title: Vice President

By: /s/ Marguerite Sutton__________________
Name: Marguerite Sutton
Title: Vice President

Commerzbank AG, New York Brach, as a Term A Lender and Revolving Credit Lender

By: /s/ Anne Culver______________________
Name: Anne Culver
Title: Vice President

By: /s/ Tak Cheng______________________
Name: Tak Cheng
Title: Assistant Vice President

ING Bank N.V., Dublin branch, as a Term A Lender and Revolving Credit Lender

By: /s/ Sean Hassett______________________
Name: Sean Hassett
Title: Director

By: /s/ Shaun Hawley_____________________
Name: Shaun Hawley
Title: Director

CITIBANK, N.A., as a Term A Lender

By: /s/ Susan Kaminski______________________
Name: Susan Kaminski
Title: Senior Vice President

Bank of Ireland, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Conor Linehan___________________
Name: Conor Linehan
Title: Authorized Signatory

By: /s/ Dorothy Halligan
Name: Dorothy Halligan
Title: Authorized Signatory

Battalion CLO V Ltd., as a Term A Lender and/or Revolving
Credit Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By: /s/ Colin Galuski___________________
Name: Colin Galuski
Title: Operations Associate

Battalion CLO VI Ltd., as a Term A Lender and/or Revolving
Credit Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski___________________
Name: Colin Galuski
Title: Operations Associate

Battalion CLO VII Ltd., as a Term A Lender and/or Revolving
Credit Lender
By: Brigade Capital Management, LP as Collateral Manager

By: /s/ Colin Galuski___________________
Name: Colin Galuski
Title: Operations Associate

KBC BANK N.V., as a Term A Lender and/or Revolving Credit Lender

By: /s/ Nicholas Fiore___________________
Name: Nicholas Fiore
Title: Director

By: /s/ Susan Silver_____________________
Name: Susan Silver
Title: Managing Director

APEX CREDIT PARTNERS, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Stephen Goetschius___________________
Name: Stephen Goetschius
Title: Managing Director

COVENANT CREDIT PARTNERS, as a Term A Lender and/or Revolving Credit Lender

By: /s/ Chris Brogdon___________________
Name: Chris Brogdon
Title: Assistant Portfolio Manager

Carlyle Global Market Strategies CLO 2013-3, Ltd., as a Term A Lender and/or Revolving Credit Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Term A Lender and/or Revolving Credit Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director